DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Focus Global Growth Fund (the "Fund")

Supplement to the Fund's Summary and Statutory Prospectuses dated March 1, 2016

Effective on or about November 30, 2016 ("Effective Date"), the investment strategies for Delaware Focus Global Growth Fund will change and the Fund will be repositioned as an international small cap equity fund (the "Repositioning"). In connection with this Repositioning, the Fund's name will change to Delaware International Small Cap Fund.

The Repositioning will result in higher portfolio turnover in the near term, as the new portfolio manager purchases and sells securities to accommodate the Repositioning. This higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor and tax advisor about the potential impact that will result from the Repositioning.

The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Fund	Global equity fund (at least 40% of investments in non-U.S. securities)	International equity fund (at least 40% of investments in non-U.S. securities)
Name of Fund	Delaware Focus Global Growth Fund	Delaware International Small Cap Fund
Benchmark	MSCI World Index	MSCI ACWI (All Country World Index) ex USA Small Cap Index
Investment management	Investment manager: Delaware Management Company Sub-advisor: Jackson Square Partners, LLC Portfolio managers: Christopher J. Bonavico, Patrick G. Fortier, and Gregory M. Heywood	Investment manager: Delaware Management Company Portfolio managers: Joseph Devine Stephan Maikkula Gabriel Wallach
Capitalization for Fund securities	The Fund may invest in companies across all capitalizations; however, the Fund currently invests primarily in mid- and large-cap equity securities.	The Fund will invest at least 80% in small-cap equity securities.

On the Effective Date, all references to "Delaware Focus Global Growth Fund" are removed from the summary and statutory prospectuses and are replaced with "Delaware International Small Cap Fund".

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 24, 2016.